    As filed with the Securities and Exchange Commission on March 27, 2002

                                       Securities Act Registration No. 33-22363
                               Investment Company Act Registration No. 811-5594
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 -------------


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
                          Pre-Effective Amendment No.               [_]
                        Post-Effective Amendment No. 22             [X]
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940              [_]
                               Amendment No. 24                     [X]

                       (Check appropriate box or boxes)


                                 -------------

                PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (973) 367-7521

                             Deborah A. Docs, Esq.
                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):

                        [X] immediately upon filing pursuant to paragraph (b)
                        [_] on (date) pursuant to paragraph (b)
                        [_] 60 days after filing pursuant to paragraph (a)(1)
                        [_] on (date) pursuant to paragraph (a)(1)
                        [_] 75 days after filing pursuant to paragraph (a)(2)
                        [_] on (date) pursuant to paragraph (a)(2) of rule 485.
                            If appropriate, check the following box:
                        [_] this post-effective amendment designates a new
                            effective date for a previously filed
                            post-effective amendment

 Title of Securities Being Registered . . . . . . . . . . . . Shares of Common
                       Stock (Par Value $.01 per share)

================================================================================

 PROSPECTUS

 MARCH 28, 2002





    PRUDENTIAL

    SHORT-TERM CORPORATE BOND FUND, INC.--INCOME PORTFOLIO




 FUND TYPE

 Debt


 OBJECTIVE

 High current income consistent with the preservation of principal


 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.



               Prudential Financial is a service mark of The Prudential Insurance Company of
               America, Newark, NJ, and its affiliates.  [LOGO]

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Table of Contents
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
 1  Risk/Return Summary
 1  Investment Objective and Principal Strategies
 1  Principal Risks
 2  Evaluating Performance
 4  Fees and Expenses

 6  How the Fund Invests
 6  Investment Objective and Policies
 9  Other Investments and Strategies
13  Investment Risks

17  How the Fund is Managed
17  Board of Directors
17  Manager
17  Investment Adviser
19  Distributor

20  Fund Distributions and Tax Issues
20  Distributions
21  Tax Issues
22  If You Sell or Exchange Your Shares

24  How to Buy, Sell and Exchange Shares of the Fund
24  How to Buy Shares
32  How to Sell Your Shares
36  How to Exchange Your Shares
37  Telephone Redemptions or Exchanges
38  Expedited Redemption Privilege

39  Financial Highlights
39  Class A Shares
40  Class B Shares
41  Class C Shares
42  Class Z Shares

44  The Prudential Mutual Fund Family

A-1 Description of Security Ratings

    For More Information (Back Cover)



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  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
  FUND, INC.--
  INCOME PORTFOLIO

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Risk/Return Summary
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This section highlights key information about PRUDENTIAL SHORT-TERM CORPORATE
BOND FUND, INC.--INCOME PORTFOLIO, which we refer to as the "Fund." Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE
PRESERVATION OF PRINCIPAL. We invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund may invest in MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Up to 35% of the Fund's investable assets may be invested in dollar-denominated obligations issued in the U.S. by foreign corporations and governments (YANKEE OBLIGATIONS). We may also invest up to 20% of the Fund's investable assets in debt obligations issued by the U.S. Government and government related entities. While we make every effort to achieve our objective, we can't guarantee success.


   We may invest up to 10% of the Fund's investable assets in NON-INVESTMENT-GRADE DEBT OBLIGATIONS, which are also known as high-yield debt securities or junk bonds. The Fund also engages in ACTIVE TRADING in order to take advantage of new investment opportunities or yield differentials.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because interest rates rise or because there is a lack of confidence in the borrower. Mortgage-related and asset-backed securities are subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities. Securities in the lowest rating category for investment grade securities have speculative characteristics, including a higher risk of default than higher rated securities. Non-investment-grade securities are subject to a higher risk of default of payments of principal and interest and tend to be less liquid than higher-rated securities. The Fund's


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                                                                             1

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Risk/Return Summary
---------------------------------------------------------------------

investments in Yankee obligations involve additional risks. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets, and foreign issuers are generally not subject to regulatory requirements comparable to U.S. issuers. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.
   The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors --including risk --can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


                                    [CHART]

                  Annual Returns* (Class A shares)
                  --------------------------------
1992   1993    1994     1995   1996   1997   1998   1999   2000   2001
-----  -----  -------  ------  -----  -----  -----  -----  -----  -----
6.67%  7.18%  (1.16)%  13.12%  4.32%  6.81%  6.81%  1.72%  7.65%  7.40%

BEST QUARTER: 4.43% (2nd quarter of 1995) WORST QUARTER: (1.36)% (1st quarter of
1994)
*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.


---------------------------------------------------------------------
2   PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS/1/ (AS OF 12-31-01)
RETURN BEFORE TAXES                     1 YR  5 YRS  10 YRS        SINCE INCEPTION
Class B shares                         3.86%  5.47%     N/A  5.27% (since 12-9-92)
Class C shares                         4.81%  5.26%     N/A   5.57% (since 8-1-94)
Class Z shares                         7.66%  6.31%     N/A 6.38% (since 12-16-96)
CLASS A SHARES
RETURN BEFORE TAXES                    3.91%  5.36%   5.62%   6.47% (since 9-1-89)
RETURN AFTER TAXES ON DISTRIBUTIONS/2/ 1.68%  2.93%   3.06%   4.05% (since 9-1-89)
RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES/2/            2.35%  3.05%   3.21%   4.12% (since 9-1-89)
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
Lehman U.S. Credit Index/3/            9.73% 40.76%  97.05%                  /**3/
Lehman Gov't/Corp Bond Index/3/        7.23% 42.92% 153.43%                  /**3/
Lipper Average/4/                      7.21%  6.08%   5.98%                  /**4/




1The Fund's returns are after deduction of sales charges and expenses. Without the management fee waiver and the distribution and service (12b-1) fee waiver for Class A, Class B and Class C shares, the returns would have been lower. Without the Distributor's two month fee waiver of certain sales charges (loads) on the Fund's Class C shares, the returns would have been lower.


2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


3On January 1, 2001, the Fund changed its benchmark index to the Lehman
 Brothers 1-5 Years U.S. Credit Index (Lehman U.S. Credit Index) reflecting the elimination of the Fund's "laddered" maturity strategy. The Lehman U.S. Credit Index-- an unmanaged Index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements--gives a broad look at how short and intermediate-term bonds have performed. Prior to that time, the Fund's benchmark index was the Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Gov't/Corp Bond Index) --an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity --which gives a broad look at how short and intermediate-term bonds have performed. The returns of either index do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. The returns of either index would be lower if they included the effect of sales charges and operating expenses and taxes. The Lehman U.S. Credit Index returns since the inception of each class are N/A for Class A, 7.03% for Class B, 7.30% for Class C and 7.08% for Class Z shares. The Gov't/Corp Bond Index returns since the inception of each class are 8.19% for Class A, 7.37% for Class B, 7.68% for Class C and 7.37% for Class Z shares. Source: Lehman Brothers.


4The Lipper Average is based on the average return of all mutual funds in the Lipper Short-Intermediate Investment-Grade Debt Funds Category. These returns do not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 6.89% for Class A, 5.99% for Class B, 6.33% for Class C and 6.08% for Class Z shares. Source: Lipper Inc.



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                                                                             3

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Risk/Return Summary
---------------------------------------------------------------------


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed          3.25%    None      1%    None
 on purchases (as a percentage of
 offering price)
Maximum deferred sales charge (load)          None   3%/2/   1%/3/    None
 (as a percentage of the lower of original
 purchase price or sale proceeds)
Maximum sales charge (load) imposed           None    None    None    None
 on reinvested dividends and other
 distributions
Redemption fees                               None    None    None    None
Exchange fee                                  None    None    None    None

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                           CLASS A  CLASS B    CLASS C CLASS Z
Management fees                               .40%     .40%       .40%    .40%
+ Distribution and service (12b-1) fees/4/    .30%    1.00%/5/   1.00%    None
+ Other expenses                              .40%     .40%       .40%    .40%
= Total annual Fund operating expenses       1.10% 1.80%/5/      1.80%    .80%
- Fee waiver or expense reimbursement/4/      .05%  None/5/       .25%    None
= NET ANNUAL FUND OPERATING EXPENSES         1.05%    1.80%      1.55%    .80%

1Your broker may charge you a separate or additional fee for purchases and sales of shares.
2The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class B shares convert to Class A shares approximately five years after purchase.
3The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4For the fiscal year ending December 31, 2002, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.


5The expense information for Class B shares has been restated to reflect current fees. Effective January 1, 2002, the Distributor discontinued the waiver of its distribution and service (12b-1) fee of .25 of 1% of the average daily net assets of Class B shares.



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4   PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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Risk/Return Summary
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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                   1 YR 3 YRS  5 YRS 10 YRS
                    Class A shares $429  $659 $  907 $1,617
                    Class B shares $483  $666 $  975 $1,846
                    Class C shares $356  $637 $1,042 $2,174
                    Class Z shares $ 82  $255 $  444 $  990


You would pay the following expenses on the same investment if you did not sell your shares:


                                   1 YR 3 YRS  5 YRS 10 YRS
                    Class A shares $429  $659 $  907 $1,617
                    Class B shares $183  $566 $  975 $1,846
                    Class C shares $256  $637 $1,042 $2,174
                    Class Z shares $ 82  $255 $  444 $  990



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                                                                             5

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How the Fund Invests
---------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. This means that we seek investments that will pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in BONDS OF CORPORATIONS with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The Fund's dollar-weighted average portfolio maturity will generally be between 2 1/2 and 3 1/2 years. As of December 31, 2001, the Fund's weighted average maturity was 3.10 years. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors.

   We generally buy DEBT OBLIGATIONS OF U.S. CORPORATIONS that are rated at least BBB by Standard and Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or the equivalent by another major rating service. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. A description of bond ratings is contained in Appendix A.

   Debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, but have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. We may also invest up to 10% of the Fund's investable assets in debt obligations rated BB by S&P or Ba by Moody's or the equivalent by another major rating service. Obligations rated BB by S&P or Ba by Moody's are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as HIGH-YIELD DEBT SECURITIES OR JUNK BONDS. These securities tend to offer higher yields, but also offer higher credit risks than higher-rated securities. We may also invest in unrated debt obligations that we determine are of



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6   PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund Invests
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quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), we will not have to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.
   The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
   The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.
   The Fund may also invest in YANKEE OBLIGATIONS, which are dollar-denominated debt obligations issued in the U.S. by foreign corporations and governments.

   During the fiscal year ended December 31, 2001, the monthly dollar- weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:



RATINGS                                        PERCENTAGE OF TOTAL INVESTMENTS
US Government & Agency                                      8.60%
AAA/Aaa                                                     0.60%
AA/Aa                                                       8.70%
A/A                                                        35.10%
BBB/Baa                                                    41.10%
BB/Ba                                                       3.80%
Unrated/Other
Short-Term/Cash                                             2.10%



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                                                                             7

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How the Fund Invests
---------------------------------------------------------------------


   The Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

   Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. We may invest up to 30% of the Fund's investable assets in CMOs. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

   The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more


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8   PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund Invests
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highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

   The Fund may invest up to 25% of the Fund's investable assets in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

   The Fund also engages in ACTIVE TRADING --that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.
   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information --which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Fund that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

U.S. TREASURY STRIPS
The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The


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                                                                             9

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How the Fund Invests
---------------------------------------------------------------------


Fund may try to increase returns by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

MONEY MARKET INSTRUMENTS

The Fund may invest in MONEY MARKET INSTRUMENTS, including the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service.


TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high quality money market instruments and repurchase agreements. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.

REPURCHASE AGREEMENTS

The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.


DERIVATIVE STRATEGIES
We may use various DERIVATIVE STRATEGIES to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives--such as futures contracts, including interest rate futures contracts, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to


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10  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund Invests
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increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.



Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.




   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risks of Hedging and Return Enhancement Strategies."


Interest Rate Swap Transactions. The Fund may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.



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                                                                             11

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How the Fund Invests
---------------------------------------------------------------------

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks".

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund may lend up to 30% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



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12  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.




INVESTMENT TYPE
% of Fund's Assets          RISKS                                POTENTIAL REWARDS
BONDS OF CORPORATIONS     . Credit risk--the risk that         . Regular interest income
                            the borrower can't pay             . Higher quality debt
At least 80%                back the money borrowed              obligations are generally
                            or make interest                     more secure than lower
                            payments (lower for                  quality debt obligations
                            higher rated debt                  . If interest rates decline,
                            obligations). The lower a            long-term yields should be
                            debt obligation's quality,           higher than money
                            the higher its potential             market yields
                            volatility                         . Bonds have generally
                          . Market risk--the risk that           outperformed money
                            debt obligations will lose           market instruments over
                            value in the market,                 the long term
                            sometimes rapidly or               . Most bonds rise in value
                            unpredictably, because               when interest rates fall
                            interest rates rise or there
                            is a lack of confidence in
                            the borrower
-----------------------------------------------------------------------------------------------
YANKEE OBLIGATIONS        . Foreign markets,                   . Opportunities for
                            economies and political              diversification
Up to 35%; usually less     systems may not be as              . Investors can participate
than 25%                    stable as those in the               in the growth of foreign
                            U.S., particularly those in          markets through
                            developing countries                 investments in companies
                          . May be less liquid than              operating in those
                            U.S. debt obligations                markets
                          . Differences in foreign
                            laws, accounting
                            standards, public
                            information, custody and
                            settlement practices
                            provide less reliable
                            information on foreign
                            investments and involve
                            more risk



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                                                                             13

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How the Fund Invests
---------------------------------------------------------------------




INVESTMENT TYPE (CONT'D)
% of Fund's Assets               RISKS                                 POTENTIAL REWARDS
MORTGAGE-RELATED               . Prepayment risk --the               . Regular interest income
SECURITIES                       risk that the underlying            . The U.S. Government
                                 mortgages may be                      guarantees interest and
Percentage varies; usually       prepaid, partially or                 principal payments on
less than 25%                    completely, generally                 certain securities
                                 during periods of falling           . May benefit from security
                                 interest rates, which could           interest in real estate
                                 adversely affect yield to             collateral
                                 maturity and could                  . Pass-through instruments
                                 require the Fund to                   provide greater
                                 reinvest in lower yielding            diversification than direct
                                 securities                            ownership of loans
                               . Credit risk--the risk that
                                 the underlying mortgages
                                 will not be paid by debtors
                                 or by credit insurers or
                                 guarantors of such
                                 instruments. Some private
                                 mortgage securities are
                                 unsecured or secured by
                                 lower-rated insurers or
                                 guarantors and thus may
                                 involve greater risk
                               . See market risk
------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES        . The security interest in the        . Regular interest income
                                 underlying collateral may           . Prepayment risk is
Up to 25%                        not be as great as with               generally lower than with
                                 mortgage-related                      mortgage-related
                                 securities                            securities
                               . Credit risk --the risk that         . Pass-through instruments
                                 the underlying receivables            provide greater
                                 will not be paid by debtors           diversification than direct
                                 or by credit insurers or              ownership of loans
                                 guarantors of such                  . May offer higher yield due
                                 instruments. Some asset-              to their structure
                                 backed securities are
                                 unsecured or secured by
                                 lower-rated insurers or
                                 guarantors and thus may
                                 involve greater risk
                               . See market risk and
                                 prepayment risk
-------------------------- -   -------------------------------   -   -------------------------------



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14  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund Invests
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
INVESTMENT TYPE (CONT'D)
% of Fund's Assets             RISKS                                  POTENTIAL REWARDS
U.S. GOVERNMENT AND          . Limits potential for capital         . Regular interest income
AGENCY SECURITIES              appreciation                         . Generally more secure
                             . See credit risk (relatively            than lower quality debt
Up to 20%                      low for U.S. Government                securities and equity
                               securities) and market risk            securities
                             . Not all U.S. Government              . The U.S. Government
                               securities are insured or              guarantees interest and
                               guaranteed by the U.S.                 principal payments on
                               Government -- some are                 certain U.S. Government
                               backed only by the issuing             securities
                               agency, which must rely              . May preserve the Fund's
                               on its own resources to                assets
                               repay the debt
------------------------ -   --------------------------------   -   ------------------------------
MONEY MARKET                 . Limits potential for capital         . May preserve the Fund's
INSTRUMENTS                    appreciation and                       assets
                               achieving our objective
Up to 20%; up to 100% on     . See credit risk and market
a temporary basis              risk (which are less of a
                               concern for money
                               market instruments)
----------------------------------------------------------------------------------------------------
DERIVATIVES                  . The value of derivatives             . The Fund could make
                               (such as futures, options              money and protect
Up to 20%                      on futures and interest                against losses if the
                               rate swaps), that are used             investment analysis proves
                               to hedge a portfolio                   correct
                               security is determined               . One way to manage the
                               independently from that                Fund's risk/return balance
                               security and could result              is to lock in the value of
                               in a loss to the Fund                  an investment ahead of
                               when the price movement                time
                               of a derivative does not             . Derivatives used for return
                               correlate with a change in             enhancement purposes
                               the value of the portfolio             involve a type of leverage
                               security                               and could generate
                             . Derivatives used for risk              substantial gains at low
                               management may not                     cost
                               have the intended effects            . Hedges that correlate well
                               and may result in losses               with an underlying
                               or missed opportunities                position can increase or
                             . The other party to a                   enhance investment
                               derivatives contract could             income or capital gains at
                               default                                low cost
                             . Derivatives used for return
                               enhancement purposes
                               involve a type of leverage
                               (borrowing for investment)
                               and could magnify losses
                             . Certain types of
                               derivatives involve costs to
                               the Fund that can reduce
                               returns
----------------------------------------------------------------------------------------------------



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                                                                             15

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How the Fund Invests
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
INVESTMENT TYPE (CONT'D)
% of Fund's Assets               RISKS                                  POTENTIAL REWARDS
ILLIQUID SECURITIES            . Illiquidity risk--the risk           . May offer a more
                                 that bonds may be                      attractive yield or
Up to 15% of net assets          difficult to value precisely           potential for growth than
                                 and sell at time or price              more widely traded
                                 desired, in which case                 securities
                                 valuation would depend
                                 more on investment
                                 adviser's judgment than is
                                 generally the case with
                                 higher-rated securities
-------------------------- -   --------------------------------   -   -----------------------------
HIGH-YIELD DEBT                . See market risk                      . May offer higher interest
SECURITIES (JUNK BONDS)          (particularly high), credit            income and higher
                                 risk (particularly high) and           potential gains than
Up to 10%                        illiquidity risk                       higher-grade debt
                               . More volatile than higher-             securities
                                 quality debt securities              . Most bonds rise in value
                                                                        when interest rates fall
-------------------------- -   --------------------------------   -   -----------------------------
WHEN-ISSUED AND                . Value of securities may              . May magnify underlying
DELAYED-DELIVERY                 decrease before delivery               investment gains
SECURITIES                       occurs
                               . Broker/dealer may
Percentage varies; usually       become insolvent prior to
less than 10%                    delivery
                               . Investment costs may
                                 exceed potential
                                 underlying investment
                                 gains
-------------------------- -   --------------------------------   -   -----------------------------



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16  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund is Managed
---------------------------------------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)

GATEWAY CENTER THREE, 100 MULBERRY STREET

NEWARK, NJ 07102



   Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2001, the Fund paid PI management fees of .40% of the Fund's average daily net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.


INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Two Gateway Center, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


   As of December 31, 2001, PIM's Fixed Income Group managed approximately $137 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Investment Policy Committee, whereas bottom-up security selection is made by the sector teams.


   Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio



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                                                                             17

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How the Fund is Managed
---------------------------------------------------------------------


management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading, and corporate bond investing.


   The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's chief investment officer, chief investment strategist, head of risk management and head of quantitative management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.


   The Corporates Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.



                                  CORPORATES



ASSETS UNDER MANAGEMENT: $42 billion (as of December 31, 2001).


TEAM LEADER: Steven Kellner, CFA. GENERAL INVESTMENT EXPERIENCE: 16 years.


PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.


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    FUND, INC.--
    INCOME PORTFOLIO

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How the Fund is Managed
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DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.


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                                                                             19

---------------------------------------------------------------------
Fund Distributions and Tax Issues
---------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income monthly and CAPITAL GAINS, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders typically every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders are generally not eligible for the 70% dividends-received deduction on dividends paid by the Fund.


   The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For an individual, the maximum federal long-term capital gains rate is generally 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic



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20  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
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    INCOME PORTFOLIO

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Fund Distributions and Tax Issues
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reinvestment and other shareholder services, see "Step 4: Additional
Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 30% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you



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                                                                             21

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Fund Distributions and Tax Issues
---------------------------------------------------------------------

receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 20% for shares held for more than 1 year. However, capital gains of individuals on a sale of shares acquired after December 31, 2000 and held for more than 5 years will be eligible for a special maximum capital gains rate of 18%.




   If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have. If you sell shares


------------------------------------          and realize a loss, you will
                                              not be permitted to use
                                    [GRAPHIC] the loss to the extent
                                              you replace the shares
                                              (including pursuant to the
------------------------------------          reinvestment of a dividend)
                                              within a 61-day period


(beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for federal income tax purposes. In other



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    INCOME PORTFOLIO

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Fund Distributions and Tax Issues
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words, it's a "taxable event". Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately five years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.


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                                                                             23

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179

PHILADELPHIA, PA 19101


   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within four years (that is why it is called a Contingent Deferred Sales Charge, or CDSC) but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  .  The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges


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24  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------


  . The different sales charges that apply to a share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

  .  Whether you qualify for any reduction or waiver of sales charges


  . The fact that Class B shares automatically convert to Class A shares approximately five years after purchase

  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                         CLASS A             CLASS B         CLASS C           CLASS Z
Minimum purchase         $1,000              $1,000          $2,500            None
 amount/1/
Minimum amount for       $100                $100            $100              None
 subsequent purchases/1/
Maximum initial          3.25% of the public None            1% of the public  None
 sales charge            offering price                      offering price/2/
Contingent Deferred      None                If sold during: 1% on sales       None
 Sales Charge                                Year 1    3%    made within
 (CDSC)/3/                                   Year 2    2%    18 months of
                                             Year 3    1%    purchase
                                             Year 4    1%
                                             Year 5    0%
Annual distribution      .30 of 1%           1%              1%                None
 and service (12b-1)     (.25 of 1%                          (.75 of 1%
 fees (shown as a        currently)                          currently)
 percentage of
 average net assets)/4/


/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."


/2/1.01% of the net amount invested.


/3/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


/4/These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Class A shares may pay a service fee of up to .25 of 1%. Class B and Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), and is .75 of 1% for Class B and Class C shares. For the fiscal year ending December 31, 2002, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                        SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE      OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $99,999             3.25%             3.36%              3.00%
$100,000 to $249,999          2.75%             2.83%              2.50%
$250,000 to $499,999          2.25%             2.30%              2.00%
$500,000 to $999,999          1.75%             1.78%              1.55%
$1 million and above/1/        None              None               None

/1/ If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you

  .  Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)


  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of


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eligible employees. For more information about these requirements, call
Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the


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purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  .  Purchase your shares through an account at Prudential Securities,


  . Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.


   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of


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shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,


  . Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

  .  Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY FIVE YEARS
If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


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-------------------------       STEP 3: UNDERSTANDING THE PRICE
MUTUAL FUND SHARES              YOU'LL PAY
THE NAV OF MUTUAL FUND SHARES   The price you pay for each share of the
CHANGES EVERY DAY BECAUSE THE   Fund is based on the share value. The
VALUE OF A FUND'S PORTFOLIO     share value of a mutual fund--known
CHANGES CONSTANTLY. FOR         as the NET ASSET VALUE or NAV--is
EXAMPLE, IF FUND XYZ HOLDS      determined by a simple calculation--it's
ACME CORP. BONDS IN ITS         the total value of the Fund (assets minus
PORTFOLIO AND THE PRICE OF ACME liabilities) divided by the total number of BONDS GOES UP, WHILE THE VALUE shares outstanding. For example, if the
OF THE FUND'S OTHER HOLDINGS    value of the investments held by Fund
REMAINS THE SAME AND EXPENSES   XYZ (minus its expenses) is $1,000 and
DON'T CHANGE, THE NAV OF FUND   there are 100 shares of Fund XYZ
XYZ WILL INCREASE.              owned by shareholders, the price of one
-------------------------
share of the fund--or the NAV--is$10 ($1,000 divided by 100).

   Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE).


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


   Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.



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WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159

PHILADELPHIA, PA 19101


Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For


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information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.




Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149

PHILADELPHIA, PA 19101



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   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


   If you are selling more than $100,000 of shares, if you want the redemption proceeds payable or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within four years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past four years for Class B shares and 18 months for Class C shares, and



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  .  Amounts representing the cost of shares held beyond the CDSC period (four years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the Share Class Comparison chart, the CDSC for Class B shares is 3% in the first year, 2% in the second and 1% in the third and fourth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,


  . To provide for certain distributions--made without IRS penalty--from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  .  On certain sales effected through the Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred


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Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


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RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157

PHILADELPHIA, PA 19101


   There is no sales charge for exchanges. If, however, you exchange--and then sell--Class B shares within approximately four years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


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   Remember, as we explained in the section entitled "Fund Distributions and
Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."


   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a



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redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



---------------------------------------------------------------------
38  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


The financial highlights will help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS A SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE              2001    2000    1999     1998    1997
NET ASSET VALUE, BEGINNING OF YEAR:        $11.17  $10.99  $11.42  $1 1.35  $11.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         .62     .64     .62     . 68     .74
Net realized and unrealized gain (loss)
 on investment transactions                   .19     .18   (.43)     . 07     .01
TOTAL FROM INVESTMENT OPERATIONS              .81     .82     .19     . 75     .75
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.63)   (.64)   (.62)    (.68)   (.74)
Distributions in excess of net investment
 income                                        --      --      --       --   (.02)
TOTAL DISTRIBUTIONS                         (.63)   (.64)   (.62)    (.68)   (.76)
NET ASSET VALUE, END OF YEAR               $11.35  $11.17  $10.99   $11.42  $11.35
TOTAL INVESTMENT RETURN(A)                  7.40%   7.65%   1.72%    6.81%   6.81%
RATIOS/SUPPLEMENTAL DATA                     2001    2000    1999     1998    1997
NET ASSETS, END OF YEAR (000)             $87,716 $72,467 $85,360  $85,213 $65,431
Average net assets (000)                  $78,485 $76,619 $86,025 $73 ,382 $70,899
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                       1.05%   1.07%   1.02%     .81%    .94%
Expenses, excluding distribution and
 service (12b-1) fees                        .80%    .82%    .77%     .71%    .84%
Net investment income                       5.42%   5.77%   5.56%    5.98%   6.51%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover                           243%    171%    168%     301%    180%
----------------------------------------------------------------------------------


(a)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.





 -------------------------------------------------------------------------------
                                                                             39

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS B SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE          2001    2000    1999    1998    1997
NET ASSET VALUE, BEGINNING OF YEAR     $11.17  $10.98  $11.41  $11.35  $11.36
INCOME FROM INVESTMENT OPERATIONS
Net investment income                     .56     .58     .56     .61     .67
Net realized and unrealized gain
 (loss) on investment transactions        .19     .19   (.43)     .06     .01
TOTAL FROM INVESTMENT OPERATIONS          .75     .77     .13     .67     .68
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.57)   (.58)   (.56)   (.61)   (.67)
Distributions in excess of net
 investment income                         --      --      --      --   (.02)
TOTAL DISTRIBUTIONS                     (.57)   (.58)   (.56)   (.61)   (.69)
NET ASSET VALUE, END OF YEAR           $11.35  $11.17  $10.98  $11.41  $11.35
TOTAL INVESTMENT RETURN(A)              6.86%   7.21%   1.21%   6.03%   6.13%
RATIOS/SUPPLEMENTAL DATA                 2001    2000    1999    1998    1997
NET ASSETS, END OF YEAR (000)         $27,416 $14,950 $22,281 $39,694 $71,030
Average net assets (000)              $16,509 $17,787 $29,870 $56,913 $81,673
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                   1.55%   1.57%   1.52%   1.46%   1.59%
Expenses, excluding distribution and
 service (12b-1) fees                    .80%    .82%    .77%    .71%    .84%
Net investment income                   4.89%   5.26%   5.03%   5.36%   5.87%
-----------------------------------------------------------------------------


(a)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.





---------------------------------------------------------------------
40  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS C SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING
PERFORMANCE                           2001   2000   1999   1998   1997
NET ASSET VALUE, BEGINNING OF YEAR  $11.17 $10.98 $11.41 $11.35 $11.36
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income                  .56    .58    .57    .61    .67
Net realized and unrealized gain
 (loss) on investment transactions     .19    .19  (.43)    .06    .01
TOTAL FROM INVESTMENT OPERATIONS       .75    .77    .14    .67    .68
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                              (.57)  (.58)  (.57)  (.61)  (.67)
Distributions in excess of net
 investment income                      --     --     --     --  (.02)
TOTAL DISTRIBUTIONS                  (.57)  (.58)  (.57)  (.61)  (.69)
NET ASSET VALUE, END OF YEAR        $11.35 $11.17 $10.98 $11.41 $11.35
TOTAL INVESTMENT RETURN(A)           6.87%  7.21%  1.21%  6.03%  6.13%
RATIOS/SUPPLEMENTAL DATA              2001   2000   1999   1998   1997
NET ASSETS, END OF YEAR (000)      $25,996 $1,698 $2,185 $1,507 $1,314
Average net assets (000)            $5,252 $1,902 $1,767 $1,351 $1,329
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees            1.55%  1.57%  1.52%  1.46%  1.59%
Expenses, excluding distribution
 and service (12b-1) fees             .80%   .82%   .77%   .71%   .84%
Net investment income                4.70%  5.27%  5.10%  5.36%  5.87%
----------------------------------------------------------------------


(a)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.





 -------------------------------------------------------------------------------
                                                                             41

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING
PERFORMANCE                           2001   2000   1999   1998   1997
NET ASSET VALUE, BEGINNING OF YEAR  $11.19 $11.00 $11.42 $11.35 $11.37
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                  .65    .67    .65    .69    .77
Net realized and unrealized gain
 (loss) on investment transactions     .19    .19  (.42)    .07    .02
TOTAL FROM INVESTMENT OPERATIONS       .84    .86    .23  (.76)    .79
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                              (.66)  (.67)  (.65)  (.69)  (.77)
Distributions in excess of net
 investment income                      --     --     --     --  (.04)
TOTAL DISTRIBUTIONS                  (.66)  (.67)  (.65)  (.69)  (.81)
NET ASSET VALUE, END OF YEAR        $11.37 $11.19 $11.00 $11.42 $11.35
TOTAL INVESTMENT RETURN(A)           7.66%  8.01%  2.07%  6.92%  7.01%
RATIOS/SUPPLEMENTAL DATA              2001   2000   1999   1998   1997
NET ASSETS, END OF YEAR (000)      $26,079 $5,793 $4,029 $4,614   $784
Average net assets (000)           $11,166 $4,036 $2,833 $1,748   $313
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees             .80%   .82%   .77%   .71%   .84%
Expenses, excluding distribution
 and service (12b-1) fees             .80%   .82%   .77%   .71%   .84%
Net investment income                5.53%  6.06%  5.84%  6.03%  6.71%
----------------------------------------------------------------------


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.





---------------------------------------------------------------------
42  PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
---------------------------------------------------------------------



                [This page has been left blank intentionally.]




 -------------------------------------------------------------------------------
                                                                             43

---------------------------------------------------------------------



The Prudential Mutual Fund Family

---------------------------------------------------------------------




Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS

--------------------------------------------------------------------------------



STOCK FUNDS


LARGE CAPITALIZATION STOCK FUNDS


Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund


SMALL-TO-MID-CAPITALIZATION STOCK FUNDS


Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund


SECTOR STOCK FUNDS


Prudential Natural Resources


  Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund






GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund



BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund



BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.




Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.


MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


  California Income Series


Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals Fund, Inc.



---------------------------------------------------------------------
44  PRUDENTIAL SHORT-TERM COPORATE BOND     [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
---------------------------------------------------------------------







GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series




STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


Special Money Market Fund, Inc.*


  Money Market Series



 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.



 -------------------------------------------------------------------------------
                                                                             45

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------


                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   BAA: Bonds which are rated Baa are to be considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.



---------------------------------------------------------------------
A-1 PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------


   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


   Bonds rated within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

   CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
   C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.
   PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
  .  Leading market positions in well-established industries.
  .  High rates of return on funds employed.
  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  . Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternative liquidity.

   PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a


 -------------------------------------------------------------------------------
                                                                             A-2

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------



lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

   MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


   MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


STANDARD & POOR'S RATINGS GROUP



LONG-TERM ISSUE CREDIT RATINGS


   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


   AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.


   PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


   An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective


---------------------------------------------------------------------

A-3 PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------


characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


   B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


   CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
   C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
   C1: The rating C1 is reserved for income bonds on which no interest is being paid.

   D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



 -------------------------------------------------------------------------------
                                                                             A-4

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------



COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
   A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


NOTES RATINGS


   An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


  . Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note


  . Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note



Note rating symbols are as follows:


   SP-1: Strong capacity to meet its financial commitment on the note. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


   SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.



FITCH, INC.


INTERNATIONAL LONG-TERM CREDIT RATINGS




   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



---------------------------------------------------------------------

A-5 PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------



   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



SHORT-TERM CREDIT RATINGS


   F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


   F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


   C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


   D: Default. Denotes actual or imminent payment default.



NOTES TO LONG-TERM AND SHORT-TERM RATINGS


   PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.



 -------------------------------------------------------------------------------
                                                                             A-6

---------------------------------------------------------------------

Appendix A

---------------------------------------------------------------------


   NR indicates that Fitch, Inc. does not rate the issuer or issue in question.




   Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


   A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.



---------------------------------------------------------------------

A-7 PRUDENTIAL SHORT-TERM CORPORATE BOND    [PHONE]  (800) 225-1852
    FUND, INC.--
    INCOME PORTFOLIO

---------------------------------------------------------------------
---------------------------------------------------------------------

                                     Notes


 -------------------------------------------------------------------------------

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310

Philadelphia, PA 19101

(800) 778-8769

Visit Prudential's website at:

WWW.PRUFN.COM


Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year) SEMI-ANNUAL REPORT


             Nasdaq    CUSIP
Fund Symbols ------    -----
Class A      PBSMX  74437L-10-1
Class B      PSMBX  74437L-20-0
Class C      PIFCX  74437L-30-9
Class Z      PIFZX  74437L-40-8


MF140A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
(For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-5594

                PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

                      Statement of Additional Information

                             dated March 28, 2002



   Prudential Short-Term Corporate Bond Fund, Inc. (the Company), is an open-end, management investment company comprised of two Portfolios--the Income Portfolio and the Municipal Income Portfolio. Only the Income Portfolio (the
Fund) is offered at this time. The investment objective of the Fund is high current income consistent with the preservation of principal. The Fund invests, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The term "investable assets" in this Statement of Additional Information (SAI) refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund may also invest in securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. The Fund may also invest up to 10% of its investable assets in securities rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service (or a similar nationally recognized statistical rating organization), or, if not rated, of comparable quality in the opinion of the investment adviser. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


   The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This SAI is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 28, 2002, a copy of which may be obtained at no charge from the Company upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2001 are incorporated into this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-5594). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                   Page
                                                                   -----
        Fund History..............................................   B-2
        Description of the Fund, Its Investments and Risks........   B-2
        Investment Restrictions...................................  B-21
        Management of the Fund....................................  B-22
        Control Persons and Principal Holders of Securities.......  B-29
        Investment Advisory and Other Services....................  B-30
        Brokerage Allocation and Other Practices..................  B-36
        Capital Shares, Other Securities and Organization.........  B-36
        Purchase, Redemption and Pricing of Fund Shares...........  B-37
        Shareholder Investment Account............................  B-47
        Net Asset Value...........................................  B-52
        Taxes, Dividends and Distributions........................  B-53
        Performance Information...................................  B-56
        Financial Statements......................................  B-59
        Appendix I--General Investment Information................   I-1
        Appendix II--Historical Performance Data..................  II-1
        Appendix III--Information Relating to Portfolio Securities III-1


--------------------------------------------------------------------------------
MF140B

                                 FUND HISTORY

   The Company was incorporated in Maryland on June 8, 1988. The Company initially offered only one series known as Prudential Structured Maturity Fund. On July 15, 1993, the Board of Directors authorized the creation of the Municipal Income Portfolio and approved the designation of the existing shares of the Company as shares of the Income Portfolio. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company name from Prudential-Bache Structured Maturity Fund, Inc. to Prudential Structured Maturity Fund, Inc. At a meeting of the Board of Directors of the Fund, held on February 7, 2000, the Board of Directors approved an amendment to the Company's Articles of Incorporation to change the Company name from Prudential Structured Maturity Fund, Inc. to Prudential Short-Term Corporate Bond Fund, Inc.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


   (a) Classification The Fund is a diversified, open-end management investment company.



   (b) and (c) Investment Strategies, Policies and Risks The investment objective of the Fund is high current income consistent with the preservation of principal. In pursuing our objective, under normal circumstances, we invest at least 80% of the Fund's investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The term "investable assets" in this SAI refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Subject to the Fund's other restrictions, up to 35% of the Fund's investable assets may be invested in dollar-denominated obligations issued in the U.S. by foreign corporations and governments (Yankee obligations). The Fund may also invest up to 20% of the Fund's investable assets in debt obligations issued by the U.S. Government and government related entities. This section provides additional information on the principal investment policies and strategies of the Fund, as well as information on certain non-principal investment policies and strategies. The Fund may not be successful in achieving its objective and you could lose money.


U.S. Government Securities

   U.S. Treasury Securities. The Fund will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund will invest in obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities of this type in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations which generally may be satisfied only by the individual credit of the issuing agency, such as obligations of the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Student Loan Marketing Association (SLMA) and the Resolution Funding Corporation, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. GNMA, FNMA and FHLMC investments may include collateralized mortgage obligations.

   Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-
 through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because mortgage-backed securities are often prepaid, a pass-through security with a stated remaining maturity of more than its remaining expected average life will be deemed by the Fund, for purposes of determining the Fund's effective dollar-weighted average maturity, to have a remaining maturity equal to its remaining expected average life. The determination of the remaining expected average life of mortgage-backed securities will be made by the investment adviser, subject to the supervision of the Company's Board of Directors. In selecting investments for the Fund and in determining the remaining maturity, the investment adviser will rely on average remaining life data published by various mortgage-backed securities dealers except to the extent such data are deemed unreasonable by the investment adviser. The investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

   During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

   GNMA Certificates. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive timely payment of all interest and principal prepayments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's investment adviser may re-evaluate the Fund's investment objectives and policies if any such legislative proposals are adopted.

   Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

   GNMA Guarantee. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration (FHA) under the Housing Act, or Title V of the Housing Act of 1949 (FHA loans), or guaranteed by the Veterans' Administration (VA) under the Servicemen's Retirement Act of 1944, as amended (VA loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   FHLMC Securities. The Federal Home Loan Mortgage Corporation is a corporate instrumentality of the United States created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 as amended (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

   The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCS). The Fund does not intend to invest in guaranteed mortgage certificates. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

   GMCS also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

   FNMA Securities. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the stated principal amount. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

   Adjustable Rate Mortgage Securities. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities. The Fund expects this characteristic to contribute to its objective of preservation of principal. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. ARMS eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indexes: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.

Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

   The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   Fixed-Rate Mortgage Securities. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

   Strips. The Fund may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at a Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

   The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips.

   The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

Corporate and Other Debt Obligations


   The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. The Fund may also invest up to 10% of investable assets in securities rated BB or Ba by S&P or Moody's, respectively (or comparably rated by a similar NRSRO), or, if not rated, of comparable quality in the opinion of the investment adviser (junk bonds). Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or lower or Baa or lower to pay interest or repay principal than is the case for issuers of higher rated securities. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative and are commonly referred to as junk bonds. Such securities generally offer a higher yield than those in the higher rated categories but also involve greater risk of loss of principal and income and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. See the "Description of Security Ratings" in the Appendix of the Prospectus.


   The corporate obligations in which the Fund may invest include mortgage-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, and asset-backed securities. The Fund may invest up to 30% of its investable assets in collateralized mortgage obligations and real estate mortgage investment conduits and up to 25% of its investable assets in asset-backed securities.


   Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value (NAV).


   Risk Factors Relating to Investing in High-Yield (Junk) Debt
Securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high-yield) debt securities, commonly referred to as "junk bonds", are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in the Fund's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.


   Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for junk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for junk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's value (NAV). The responsibility of the Company's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Moreover, under the circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value junk securities than more highly rated securities.

   Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

   Ratings of fixed income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

   Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could also adversely affect the Fund's NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Mortgage-Backed and Asset-Backed Securities

   Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

   The Fund intends to invest in non-agency whole loan mortgage-backed securities rated at least AA by S&P or Aa by Moody's.

   Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

   Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a REMIC. All future references to CMOs include REMICs and multiclass pass-through securities.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

   Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

   The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   Stripped Mortgage-Backed Securities (Privately Issued). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued MBS strips are subject to similar risks of MBS strips issued by agencies or instrumentalities of the U.S. Government. See "Strips" above.

   Asset-Backed Securities. The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of privately-issued asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

   Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

   In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

When-Issued and Delayed-Delivery Securities


   From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuations, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and to facilitate such acquisitions the Fund will maintain in a segregated account cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV.


Repurchase Agreements


   The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


   The Fund's repurchase agreements will at all times be collateralized by U.S. Government obligations in an amount at least equal to the resale price. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.



   The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


Money Market Instruments

   The Fund may invest in high quality money market instruments, including:

   1. Obligations denominated in U.S. dollars (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The Fund may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in banks outside the United States. For this purpose, the certificates of deposit may have terms in excess of one year.

   2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Company's Board of Directors. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Fund do not exceed 10% of the Fund's total assets.

Yankee Obligations


   The Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.


   The Fund believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies. In the event of default of any such foreign investments, it may be more difficult for the Fund to obtain or enforce a judgement against the issuers of such securities.

   Investments in obligations of foreign issuers may be subject to certain risks, including future political and economic developments, the difficulty of predicting international trade patterns, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In the event of a default with respect to any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such securities.

Lending of Securities

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

   A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Covered Dollar Rolls

   The Fund may enter into covered dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

   The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of covered dollar rolls. Covered dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a covered dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


   The Fund may invest up to 5% of its investable assets in covered dollar rolls.


World Bank Obligations

   The Fund may purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

Instruments with Puts

   The Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and the aggregate price which the Fund pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Commission and subject to the supervision of the Board of Directors, the purpose of this practice with respect to money market instruments is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of portfolio shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund. When the put is at the option of the Fund, the Fund considers the maturity of an instrument subject to the put to be the earlier of the put expiration date or the stated maturity of the instrument.

   Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions or original issuers which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution or original issuer might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution or original issuer.

Illiquid Securities


   The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors.


   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as PORTAL System sponsored by the National Association of Securities Dealers, Inc.
(NASD). The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

   Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be a comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   When the Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid.

   The staff of the Commission has taken the position, which the Fund will follow, that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.

Borrowing

   The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its net assets unless this policy is changed by the Board of Directors.


Hedging and Return Enhancement Strategies

   The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of options, interest rate swap transactions and futures contracts, including interest rate futures contracts, and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

   Options Transactions. The Fund reserves the right to enter into options transactions but has no intention of doing so in the foreseeable future.

   Interest Rate Swap Transactions. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   Futures Contracts (Including Interest Rate Futures Contracts). The Fund may purchase and sell futures contracts and options thereon for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. As a purchaser of an interest rate futures contract (futures contract), the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities falls, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Fund intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   A Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract it is initially required to deposit in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


   Initial margin in futures transactions is different from margin in securities transactions in that future contract initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract assuming all contractual obligations have been satisfied. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained for that purpose, or cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills, Notes and Bonds, Eurodollar instruments, GNMA Certificates, bank certificates of deposit as well as on interest rate swaps.


   The Fund may purchase Eurodollar futures and options thereon, which are essentially U.S. dollar-denominated futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rates swaps are linked.

   Futures Contracts On 10-Year Interest Rate Swaps (Swap Futures). Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.



   The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.



   The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described above.



   The Fund may invest in Swap Futures for hedging purposes only.


   Options on Futures Contracts. The Fund may purchase call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, but not the obligation (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.


   Limitations on Futures Contracts and Options on Futures. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund will use futures contracts and options thereon in a manner consistent with these requirements. As discussed above, the Fund may invest in Swap Futures for hedging purposes only.


   Risks of Hedging and Return Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swaps, options, futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.


   The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

   The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

   Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

   Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

   As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bone fide hedging purchases within the meaning of the regulations of the CFTC.

   In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

   If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or paret of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

   Risks of Transactions in Options on Financial Futures. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   The Fund will limit its use of futures contracts and options thereon to the purchase of Eurodollar futures contracts and options thereon linked to LIBOR.

Segregated Assets

   When the Fund is required to segregate assets in connection with certain transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such transactions may involve, among others, covered dollar rolls, when-issued and delayed-delivery securities, futures contracts, written options and options on future contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

Securities of Other Investment Companies

   The Fund may invest up to 10% of its total assets in securities of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.

   (d) Temporary Defensive Strategy and Short-Term Investments

   In response to adverse market, economic or political conditions, the Fund may temporarily invest up to 100% of its assets in high quality money market instruments and repurchase agreements. The Fund may also invest in high quality money market instruments and repurchase agreements to provide liquidity. The Fund will also apply the proceeds of new investments in the Fund to purchase money market instruments and repurchase agreements until these amounts can be used to purchase corporate and other debt obligations and U.S. Government securities with laddered maturities of from one year or less to six years. The yield on money market instruments and repurchase agreements is generally lower than the yield on corporate and other debt obligations and U.S. Government securities. Accordingly, the Fund's yield and total return will generally be lower during these periods. Investing heavily in these securities is not consistent with the Fund's investment objective and limits the Fund's ability to achieve a high current income, but can help to preserve the Fund's assets when the markets are unstable.

   (e) Portfolio Turnover


   The Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 200%. High portfolio turnover may involve correspondingly greater transaction costs, which will be borne by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Fund's turnover rates in 2000 and 2001 were 171% and 243%, respectively. The portfolio turnover rate for the fiscal year ended December 31, 2001 increased from that of the fiscal year ended December 31, 2000 due to the fact that during the fiscal year ended December 31, 2001 investments in dollar rolls were taken into account in calculating the portfolio turnover rate.

                            INVESTMENT RESTRICTIONS


   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" of the Fund, when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.


   The Fund may not:

   1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

   2. Make short sales of securities or maintain a short position, except short sales "against the box".

   3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a "when-issued" or delayed delivery basis, and the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions, covered dollar rolls and reverse repurchase agreements, are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

   4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities including municipal obligations and obligations guaranteed as to principal and interest) if as a result: (i) with respect to 75% of its net assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

   5. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of such Fund's total assets would be invested in such securities.

   6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

   7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   8. Make investments for the purpose of exercising control or management.

   9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

   10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

   11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the value of the Fund's total assets).

   12. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 9.

   13. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.



   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

   As a matter of non-fundamental operating policy, the Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.


   The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its investable assets (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Fund's name.





                            MANAGEMENT OF THE FUND



   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).



                             Independent Directors



                                                                                  Number of
                                     Term of                                     Portfolios
                                      Office                                       in Fund
                                    and Length                                     Complex              Other
Name, Address**           Position   of Time         Principal Occupations        Overseen       Directorships Held
and Age                   with Fund Served***         During Past 5 Years        by Director     by the Director****
---------------           --------- ---------        ---------------------       -----------     -------------------

Eugene C. Dorsey (75)     Director  Since 1996 Retired President, Chief              78      Director (since 1996) of
                                               Executive Officer and Trustee of              First Financial Fund, Inc.
                                               the Gannett Foundation (now                   and Director (since 1996) of
                                               Freedom Forum (since                          The High Yield Plus Fund,
                                               December 1989); formerly                      Inc.
                                               Publisher of four Gannett
                                               newspapers and Vice President
                                               of Gannett, Co., Inc.; Chairman
                                               of Independent Sector,
                                               Washington, D.C. (largest
                                               national coalition of
                                               philanthropic organizations);
                                               Chairman of the American
                                               Council for the Arts; Director of
                                               the Advisory Board of Chase
                                               Manhattan Bank of Rochester.

Delayne Dedrick Gold (63) Director  Since 1989 Marketing Consultant.                 89

                                                                            Number of
                                  Term of                                  Portfolios
                                   Office                                    in Fund
                        Position and Length                                  Complex              Other
Name, Address**           with    of Time       Principal Occupations       Overseen       Directorships Held
and Age                   Fund   Served***       During Past 5 Years       by Director     by the Director****
---------------           ----   ---------      ---------------------      -----------     -------------------

Thomas T. Mooney (60)   Director Since 1996 President of the Greater           95      Director, President and
                                            Rochester Metro Chamber of                 Treasurer (since 1986) of
                                            Commerce; formerly Rochester               First Financial Fund, Inc.
                                            City Manager; formerly Deputy              and Director (since 1988) of
                                            Monroe County Executive,                   The High Yield Plus Fund,
                                            Trustee of Center for                      Inc.
                                            Governmental Research, Inc.;
                                            Director of Blue Cross of
                                            Rochester, Monroe County
                                            Water Authority and Executive
                                            Service Corps of Rochester.

Stephen P. Munn (59)    Director Since 1999 Formerly Chief Executive           73      Chairman of the Board
                                            Officer (1988-2001) and                    (since January 1984) and
                                            President of Carlisle                      Director (since 1988) of
                                            Companies Incorporated.                    Carlisle Companies
                                                                                       Incorporated (manufacturer
                                                                                       of industrial products);
                                                                                       Director of Gannett Co. Inc.
                                                                                       (publishing and media).

Richard A. Redeker (58) Director Since 1993 Formerly Management                73
                                            Consultant of Invesmart Inc.
                                            (August 2001-October 2001);
                                            formerly employee of PI
                                            (October 1996-January 1998);
                                            formerly, President, Chief
                                            Executive Officer and Director
                                            (October 1993-September
                                            1996) of Prudential Mutual
                                            Fund Management, Inc. (PMF);
                                            Executive Vice President,
                                            Director and Member of the
                                            Operating Committee (October
                                            1993-September 1996) of
                                            Prudential Securities
                                            Incorporated (Prudential
                                            Securities); Director (October
                                            1993-September 1996) of
                                            Prudential Securities Group,
                                            Inc.; Executive Vice President
                                            (January 1994-September
                                            1996) of The Prudential
                                            Investment Corporation;
                                            Director (January 1994-
                                            September 1996) of Prudential
                                            Mutual Fund Distributors, Inc.
                                            and Prudential Mutual Fund
                                            Services, Inc.

                                                                             Number of
                                   Term of                                  Portfolios
                                    Office                                    in Fund
                                  and Length                                  Complex              Other
Name, Address**      Position      of Time       Principal Occupations       Overseen       Directorships Held
and Age              with Fund    Served***       During Past 5 Years       by Director     by the Director****
---------------      ---------    ---------      ---------------------      -----------     -------------------

Nancy H. Teeters   Director       Since 1996 Economist; formerly Vice            72
  (71)                                       President and Chief Economist
                                             of International Business
                                             Machines Corporation;
                                             formerly Director of Inland
                                             Steel Industries (July 1984-
                                             1999); formerly Governor of
                                             The Federal Reserve
                                             (September 1978-June 1984).

Louis A. Weil, III Director       Since 1996 Formerly Chairman (January          73
  (61)                                       1999-July 2000), President
                                             and Chief Executive Officer
                                             (January 1996-July 2000) and
                                             Director (since September
                                             1991) of Central Newspapers,
                                             Inc.; formerly Chairman of the
                                             Board (January 1996-July
                                             2000), Publisher and Chief
                                             Executive Officer (August
                                             1991-December 1995) of
                                             Phoenix Newspapers, Inc.

                                                  Interested Directors

*Robert F. Gunia   Vice President Since 1996 Executive Vice President and       112     Vice President and Director
  (55)             and Director              Chief Administrative Officer               (since May 1989) of The
                                             (since June 1999) of PI;                   Asia Pacific Fund, Inc.
                                             Executive Vice President and
                                             Treasurer (since January 1996)
                                             of PI; President (since April
                                             1999) of Prudential Investment
                                             Management Services LLC
                                             (PIMS); Corporate Vice
                                             President (since September
                                             1997) of The Prudential
                                             Insurance Company of America
                                             (Prudential); formerly Senior
                                             Vice President (March 1987-
                                             May 1999) of Prudential
                                             Securities Incorporated
                                             (Prudential Securities);
                                             formerly Chief Administrative
                                             Officer (July 1989-September
                                             1996), Director (January 1989-
                                             September 1996) and
                                             Executive Vice President,
                                             Treasurer and Chief Financial
                                             Officer (June 1987-December
                                             1996) of PMF; Vice President
                                             and Director (since May 1992)
                                             of Nicholas-Applegate Fund,
                                             Inc.

                                                                              Number of
                                  Term of                                    Portfolios
                                   Office                                      in Fund
                                 and Length                                    Complex          Other
Name, Address**        Position   of Time        Principal Occupations        Overseen   Directorships Held
and Age                with Fund Served***        During Past 5 Years        by Director by the Director****
---------------        --------- ----------      ---------------------       ----------- -------------------

*David R. Odenath, Jr. President Since 1999 President, Chief Executive           115
  (45)                 and                  Officer and Chief Operating
                       Director             Officer (since June 1999) of PI;
                                            Senior Vice President (since
                                            June 1999) of Prudential;
                                            formerly Senior Vice President
                                            (August 1993-May 1999) of
                                            PaineWebber Group, Inc.

*Judy A. Rice (54)     Vice      Since 2000 Executive Vice President (since      111
                       President            1999) of PI; formerly various
                       and                  positions to Senior Vice
                       Director             President (1992-1999) of
                                            Prudential Securities; and
                                            various positions to Managing
                                            Director (1975-1992) of
                                            Salomon Smith Barney;
                                            Member of Board of Governors
                                            of the Money Management
                                            Institution; Member of the
                                            Prudential Securities Operating
                                            Council and a Member of the
                                            Board of Directors for the
                                            National Association for
                                            Variable Annuities.



   Information pertaining to the Officers of the Fund who are not Directors is set forth below.



                                   Officers



                                 Term of
                                  Office
                                and Length
Name, Address**      Position    of Time        Principal Occupations
and Age              with Fund  Served***        During Past 5 Years
---------------      ---------  ----------      ---------------------

Grace C. Torres (42) Treasurer  Since 1996 Senior Vice President (since
                     and                   January 2000) of PI; formerly
                     Principal             First Vice President (December
                     Financial             1996-January 2000) of PIFM;
                     and                   and First Vice President (March
                     Accounting            1993-May 1999) of Prudential
                     Officer               Securities.

Deborah A. Docs (44) Secretary  Since 1996 Vice President and Corporate
                                           Counsel (since January 2001)
                                           of Prudential; Vice President
                                           and Assistant Secretary (since
                                           December 1996) of PI.

                                    Term of
                                     Office
                                   and Length
  Name, Address**        Position   of Time        Principal Occupations
  and Age                with Fund Served***        During Past 5 Years
  ---------------        --------- ---------       ---------------------

  William V. Healey (48) Assistant Since 2000 Vice President and Associate
                         Secretary            General Counsel (since 1998)
                                              of Prudential; Executive Vice
                                              President, Secretary and Chief
                                              Legal Officer (since February
                                              1999) of PI; Senior Vice
                                              President, Chief Legal Officer
                                              and Secretary (since December
                                              1998) of PIMS; Executive Vice
                                              President, Chief Legal Officer
                                              and Secretary (since February
                                              1999) of Prudential Mutual
                                              Fund Services LLC; Director
                                              (since June 1999) of ICI
                                              Mutual Insurance Company;
                                              prior to August 1998, Associate
                                              General Counsel of the Dreyfus
                                              Corporation (Dreyfus), a
                                              subsidiary of Mellon Bank,
                                              N.A. (Mellon Bank), and an
                                              officer and/or director of
                                              various affiliates of Mellon
                                              Bank and Dreyfus.

----------

* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.


**   Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


*** There is no set term of office for Director and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.


**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.



   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.



   Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's manager and distributed by PIMS.

                           Standing Board Committees



   The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.



   The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2001.



   The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.



   In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Eugene C. Dorsey, Thomas T. Mooney and Nancy
H. Teeters. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.



                                 Compensation



   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.



   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.



   Independent Directors may defer receipt of their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential Mutual Fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



   The Fund has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.



                              Compensation Table



                                                                     Total 2001
                                                                  Compensation From
                                            Pension or Retirement   Fund and Fund
                                Aggregate     Benefits Accrued      Complex Paid
                               Compensation      as Part of        to Independent
Name and Position               From Fund       Fund Expenses         Directors
-----------------              ------------ --------------------- -----------------
Eugene C. Dorsey--Director**..    $1,400            None          $120,833*(16/78)
Delayne Dedrick Gold--Director    $1,425            None          $173,000*(37/89)
Thomas T. Mooney--Director**..    $1,400            None          $164,000*(28/95)
Stephen P. Munn--Director.....    $1,400            None          $114,000*(24/73)
Richard A. Redeker--Director..    $1,400            None          $110,000*(24/73)
Nancy H. Teeters--Director....    $1,400            None          $118,000*(25/72)
Louis A. Weil, III--Director..    $1,413            None          $113,667*(24/73)

----------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of the Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, total value of compensation for the year amounted to $135,070 and $148,850 for Messrs. Dorsey and Mooney, respectively.



   Directors who are interested do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.



   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.



                        Director Share Ownership Table



                             Independent Directors



                                               Aggregate Dollar Range of
                                               Equity Securities in All
                              Dollar Range of    Registered Investment
                             Equity Securities   Companies Overseen By
        Name of Director        in the Fund    Director in Fund Complex
        ----------------     ----------------- -------------------------
        Eugene C. Dorsey            --             ($10,001-$50,000)
        Delayne Dedrick Gold        --               over $100,000
        Thomas T. Mooney            --               over $100,000
        Stephen P. Munn             --               over $100,000
        Richard A. Redeker          --               over $100,000
        Nancy H. Teeters            --               ($1-$10,000)
        Louis A. Weil, III          --               over $100,000

                             Interested Directors



                                               Aggregate Dollar Range of
                                               Equity Securities in All
                              Dollar Range of    Registered Investment
                             Equity Securities   Companies Overseen By
       Name of Director         in the Fund    Director in Fund Complex
       ----------------      ----------------- -------------------------
       Robert F. Gunia              --               Over $100,000
       David R. Odenath, Jr.        --               Over $100,000
       Judy A. Rice                 --               Over $100,000



   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                           Name of
                         Owners and
                        Relationships         Title of  Value of  Percent of
   Name of Director      to Director  Company  Class   Securities   Class
   ----------------     ------------- ------- -------- ---------- ----------
   Eugene C. Dorsey          --         --       --        --         --
   Delayne Dedrick Gold      --         --       --        --         --
   Thomas T. Mooney          --         --       --        --         --
   Stephen P. Munn           --         --       --        --         --
   Richard A. Redeker        --         --       --        --         --
   Nancy H. Teeters          --         --       --        --         --
   Louis A. Weil, III        --         --       --        --         --


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Directors of the Company are eligible to purchase Class Z shares of the Fund.


   As of March 6, 2002, the Directors and officers of the Company, as a group, beneficially owned less than one percent of the outstanding shares of common stock of each class of the Fund. As of such date, there were no beneficial owners of more than 5% of any class of shares of the Fund.



   As of March 6, 2002, Prudential Securities was record holder for other beneficial owners of 3,995,651 Class A shares (52.3% of the outstanding Class A shares), 1,908,733 Class B shares (69.3% of the outstanding Class B shares), 2,325,190 Class C shares (or 93.0% of the outstanding Class C shares) and 1,861,234 Class Z shares (76.2% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record owner.



   As of March 6, 2002, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Prudential Trust Co., FBP PRU-DC Trust Accounts, Attn: PMFS Coordinator, 30 Scranton Office Park, Mossic, PA 18507, who held 866,029 Class A Shares (11.3% of the outstanding Class A shares); Wachovia Bank, Blair Boyer, 301 North Main Street, Winston Salem, NC 27150, who held 325,374 Class Z Shares of the Fund (13.3% of the outstanding Class Z Shares) and Prudential Trust Company, FBO PRU-DC Clients, Attn: PMFS Coordinator, 30 Scranton Office Park, Mossic, PA 18507, who held 248,505 Class Z Shares of the Fund (10.2% of the outstanding Class Z shares).

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser


   The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.



   PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



   Pursuant to the Management Agreement with the Company (the Management Agreement), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Company. PI has hired Prudential Investment Management, Inc. (PIM, the Subadviser or the Investment Adviser), to provide subadvisory services to the Fund. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank, the Company's custodian (the Custodian), and PMFS. The management services of PI to the Company are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.



   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .40 of 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. No such reduction was required during the current fiscal year ended December 31, 2001. The Fund believes that no jurisdiction currently limits the Fund's expenses.



   In connection with its management of the corporate affairs of the Company, PI bears the following expenses:



   (a) the salaries and expenses of all personnel of the Company and the Manager except the fees and expenses of Independent Directors;



   (b) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and



   (c) the costs and expenses payable to the Subadviser pursuant to the Subadvisory Agreement between PI and the Investment Adviser (the Subadvisory Agreement).



   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Independent Directors; (c) the fees and certain expenses of the Company's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Company may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and registering the Fund as a broker or dealer and qualifying its shares under state securities laws including the preparation and printing of the Company's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business; and (m) distribution and service fees.



   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



   For the fiscal years ended December 31, 2001, 2000 and 1999, PI received management fees of $445,647, $401,380 and $481,976, respectively, from the Fund.



   PI has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. The Subadviser was reimbursed by PI for the reasonable costs and expenses it incurred in furnishing these services. The Subadviser is paid by PI at an annual rate of .20 of 1.00% of the Fund's average daily net assets. For the fiscal years ended December 31, 2001 and December 31, 2000, PI paid PIM approximately $31,899 and $53,444, respectively, for its investment advisory services to the Fund.



   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



(b) Matters Considered by the Board



   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 23, 2001 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports form the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five, and 10 years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the Manager's and the Subadviser's positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.



   PIM's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the Prospectus (assets under management are as of December 31, 2001).


                                U.S. Liquidity


Assets Under Management: $27 billion.


Team Leader: Peter Cordrey. General Investment Experience: 20 years.


Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

Sector: U.S. Treasuries, agencies and mortgages.
Investment Strategy: Focus is on high quality, liquidity and controlled risk.

                                  High Yield


Assets Under Management: $8 billion.


Team Leader: Paul Appleby. General Investment Experience: 15 years.


Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

Sector: Below-investment-grade corporate securities.
Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The team uses a relative value approach.


                        Global Bond & Emerging Markets



Assets Under Management: $3 billion.


Team Leaders: David Bessey and Steven Koomar. General Investment Experience: 12 years and 15 years, respectively.


Portfolio Managers: 5. Average General Investment Experience: 9 years, which includes team members with significant mutual fund experience.


Sector: Government and corporate securities of foreign issuers.

Investment Strategy: Focus is on higher quality sovereign debt and currency risk and on high-grade and high yield foreign corporate and emerging market issues.

                                 Money Markets


Assets Under Management: $52 billion.


Team Leader: Joseph Tully. General Investment Experience: 18 years.


Portfolio Managers: 8. Average General Investment Experience: 12 years.

Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.
Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Code of Ethics


   The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, Investment Adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


(c) Principal Underwriter, Distributor and Rule 12b-1 Plans


   Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Company. The Distributor is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in the Prospectus.



   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement. None of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor," in the Prospectus.


   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2002. Fee waivers will increase the Fund's total return.



   For the fiscal year ended December 31, 2001, the Distributor received payments of approximately $196,213 on behalf of the Fund under the Class A Plan and spent approximately $196,213 in distributing the Fund's Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2001, the Distributor also received approximately $154,400 on behalf of the Fund in initial sales charges attributable to Class A shares.


   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the

Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has agreed to contractually limit its distribution and service (12b-1) related fees with respect to Class C shares of the Fund to no more than .75 of 1% of the average daily net assets of Class C shares for the fiscal year ending December 31, 2002. Fee waivers will increase the Fund's total return. Effective January 1, 2002, the Distributor discontinued its waiver of its distribution and service (12b-1) related fee of .25 of 1% of the average daily net assets of the Class B shares.



   Class B Plan. For the fiscal year ended December 31, 2001, the Distributor received $123,819 from the Fund under the Class B Plan and spent approximately $543,900 in distributing the Class B shares of the Fund. It is estimated that of the latter amount approximately 5.7% ($31,100) was spent on printing and mailing of prospectuses to other than current shareholders; 25.7% ($139,800) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Pruco), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of the Fund's shares; and 68.6% ($373,000) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (21.8% or $118,400) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (46.8% or $254,600). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco's branch offices in connection with the sale of shares of the Fund, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of shares of the Fund, and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2001, the Distributor received approximately $30,144 in contingent deferred sales charges attributable to Class B shares.



   Class C Plan. For the fiscal year ended December 31, 2001, the Distributor received approximately $39,388 from the Fund under the Class C Plan and spent approximately $338,500 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 1.1% ($3,700) was spent on printing and mailing of prospectuses to other than current shareholders; 6.6% ($22,400) on compensation to Pruco, for commission to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 92.3% ($312,400) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (31.0% or $104,800), and (ii) an allocation of overhead and other branch office distribution-related expenses (61.3% or $207,600).



   The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2001, the Distributor received approximately $7,631 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 2001, the Distributor also received approximately $38,677 in initial sales charges attributable to Class C shares.


                                     * * *

   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of assignment. The Company will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

   In addition to distribution and service fees paid by the Company under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A, Class B and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charge, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(d) Other Service Providers

   State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


   PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $12.00, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



   For the fiscal year ended December 31, 2001, the Fund incurred expenses of approximately $165,000 for the services of PMFS.

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager" includes the Investment Adviser. The Fund does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Fund are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the Investment Adviser's affiliates (an affiliated broker). Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with the rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



   In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.



   Subject to the above considerations, an affiliated broker may act as a securities broker for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Independent Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. For the fiscal years ended December 31, 2001, 2000, and 1999, the Fund paid no brokerage commissions.



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 2001. As of December 31, 2001, the Fund held securities of: Goldman, Sachs & Co. in the aggregate amount of $1,032,098, Lehman Brothers Inc. in the aggregate amount of $1,580,025, Morgan Stanley in the aggregate amount of $1,030,690 and Bank of America Corp. in the aggregate amount of $1,351,128.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Company was incorporated in Maryland on June 8, 1988. The Company is authorized to issue 500 million shares of common stock, $.01 par value per share, divided into four classes for each of the Income and Municipal Income Portfolios, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

   The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Company, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock of the Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

   The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Short-Term Corporate Bond Fund, Inc.--Income Portfolio, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), you may purchase shares of the Fund on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.



   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Short-Term Corporate Bond Fund, Inc.--Income Portfolio, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-Up


   Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.25%, Class C shares* are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 2001, the maximum offering prices of the Fund's shares are as follows:



                                                                         Income
                                                                        Portfolio
                                                                        ---------
Class A
Net asset value and redemption price per Class A share.................  $11.35
Maximum sales charge (3.25% of offering price).........................     .38
                                                                         ------
Maximum offering price to public.......................................  $11.73
                                                                         ======
Class B
Net asset value, offering price and redemption price per Class B share*  $11.35
                                                                         ======
Class C
Net asset value and redemption price per Class C share*................  $11.35
Sales Charge (1% of offering price)....................................     .11
                                                                         ------
Offering price to public...............................................  $11.46
                                                                         ======
Class Z
Net asset value, offering price and redemption price per Class Z share.  $11.37
                                                                         ======

         -
         *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.
         See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.

Selecting a Purchase Alternative

   The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

   If you intend to hold your investment in the Fund for less than 2 years and do not qualify for a reduced sales charge on Class A Shares, since Class A shares are subject to a maximum initial sales charge of 3.25% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for more than 2 years, but less than 3 years, you may consider purchasing Class B or Class C shares because: (1) the contingent-deferred sales load plus the cumulative annual distribution-related fee on Class B shares; and (2) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the maximum 3.25% initial sales charge plus the cumulative annual distribution-related fee on Class A shares. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you intend to hold your investment for more than 3 years, but less than 4 years, you may consider purchasing Class A shares because the maximum 3.25% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than (1) the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (2) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

   If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because the maximum 3.25% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and the cumulative annual distribution-related fee on Class B shares would be less than the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

   If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than the cumulative annual distribution-related fee on Class B shares and less than the initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

   If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the higher cumulative annual distribution-related fee on the Class C shares plus the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

   Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    .  officers of the Prudential mutual funds (including the Company)


    . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer


    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    .  members of the Board of Directors of Prudential


    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco or with the Transfer Agent


    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account, or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

   An eligible group of related Fund investors includes any combination of the following:

    .  an individual

    .  the individual's spouse, their children and their parents

    .  the individual's and spouse's Individual Retirement Account (IRA)

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

   Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

   For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker, will not be aggregated to determine the value of the reduced sales charge.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to any individual participant in any retirement or group plans.

Class B Shares

   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV plus a 1% sales charge. Redemptions of Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

   Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.


Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


    . mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:


    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    . current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


    .  Prudential, with an investment of $10 million or more.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finder's fee, from its own resources based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

   Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.


   The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


   If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.



   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission) by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.



   Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



   Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



   90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.


Contingent Deferred Sales Charge

   Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                    Contingent Deferred Sales
                     Charge as a Percentage
Year Since Purchase  of Dollars Invested or
   Payment Made        Redemption Proceeds
------------------- -------------------------
      First........            3.0%
      Second.......            2.0%
      Third........            1.0%
      Fourth.......            1.0%
      Fifth........           None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding four years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.


   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

   You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


Category of Waiver                                 Required Documentation
------------------                                 ----------------------

Death                                              A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered       A copy of the Social Security Administration award letter or a letter disabled if he or she is unable to engage in any from a physician on the physician's letterhead stating that the
  substantial gainful activity by reason of any    shareholder (or, in the case of a trust, the grantor (a copy of the trust
  medically determinable physical or mental        agreement identifying the grantor will be required as well)) is
  impairment which can be expected to result in    permanently disabled. The letter must also indicate the date of death or to be of long-continued and indefinite  disability.
  duration.

Distribution from an IRA or 403(b) Custodial       A copy of the distribution form from the custodial firm indicating (i)
  Account                                          the date of birth of the shareholder and (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                  A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                               A letter from the shareholder (for an IRA) or the plan administrator/
                                                   trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.


   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

   While a quantity discount is not available for Class B shares of the Fund, a quantity discount may apply with respect to Class B shares exchanged from another Prudential mutual fund. The contingent deferred sales charge may be reduced on redemptions of Class B shares of the Fund if the investor qualified for a quantity discount upon the initial purchase of shares exchanged into the Fund.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in noncertificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Prudential Municipal Series Fund
      (New Jersey Money Market Series)
      (New York Money Market Series)
     Prudential MoneyMart Assets, Inc. (Class A Shares)
     Prudential Tax-Free Money Fund, Inc.

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc. a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Company, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.



   Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Pruco or another broker that they are eligible for this special exchange privilege.


   Participants in any fee-based program for which the Company is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

   Additional details about the Exchange Privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years./1/



   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

Period of
Monthly Investments $100,000 $150,000 $200,000 $250,000
------------------- -------- -------- -------- --------
     25 Years......  $  105   $  158   $  210   $  263
     20 Years......     170      255      340      424
     15 Years......     289      433      578      722
     10 Years......     547      820    1,093    1,366
      5 Years......   1,361    2,041    2,721    3,402

See "Automatic Investment Plan" below.
----------
/1/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.
/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)


   Under AIP, an investor may arrange to have a fixed amount automatically invested in the shares of the Fund by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.


   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan


   A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.



   In the case of shares held through the Transfer Agent, all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

   The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A and Class C shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


Tax-Deferred Retirement Plans

   Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

   Individual Retirement Accounts. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding1

                        Contributions Personal
                        Made Over     Savings     IRA
                        ---------     --------- --------
                          10 years... $  26,165 $ 31,291
                          15 years...    44,675   58,649
                          20 years...    68,109   98,846
                          25 years...    97,780  157,909
                          30 years...   135,346  244,692

----------
/1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Company may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Company may waive or reduce the minimum initial investment requirements in connection with such a program.


   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


   The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



   Securities or other assets for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Subadviser or Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Subadviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Subadviser or Manager regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, PI may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board of the Fund for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


   As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

   The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. Such dividends will be payable monthly. The Fund's capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Class A, Class B, Class C or Class Z shares of the Fund based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.


   The Fund has a capital loss carryforward as of December 31, 2001 of approximately $11,253,558, of which $4,634,557 expires in 2002, and $3,149,332 expires in 2004, and $1,537,080 expires in 2007, and $1,932,589 expires in 2008.


   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

   The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.


   Qualification as a regulated investment company will be determined at the level of the Fund and not at the level of the Company. Accordingly, the determination of whether the Fund qualifies as a regulated investment company will be based on the activities of the Fund, including the purchases and sales of securities and the income received and expenses incurred by the Fund. Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

   Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from payments with respect to securities loans, interest, dividends, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.





   The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund that contain market discount may be subject to similar treatment by reason of an election made by the Fund under the market discount rules.


   Distributions of net investment income and net capital gains will be taxable as described below, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the distribution date. All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.


   Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of capital gains from the sale of assets held for more than one year over net short-term capital losses), if any, are taxable as capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Other gains or losses on the sale of securities will be short-term capital gains or losses. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders generally will not be required to pay taxes on amounts distributed to them.



   Certain futures contracts and certain listed options (referred to as Section 1256 Contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



   Gains and losses on the sale, lapse or termination of options purchased by the Fund will generally be treated as gain or loss from the underlying property. Such gain or loss will be short-term or long-term depending upon the holding period of the option. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



   The Fund is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November or December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

   Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. [In the case of an individual, the maximum long-term capital gains rate generally is 20%.] However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder on such shares.



   Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Under such circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

   Any capital gains distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



   If any net capital gains are retained by the Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as long-term capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in the Fund by the difference between their pro rata share of such gains and their tax credit.


   Under federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Fund, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax currently at the rate of 30% in the case of nonexempt shareholders who fail to furnish the Company with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.



   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, or a foreign entity ("foreign shareholder") generally are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax at regular rates on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

   Average annual total return is computed according to the following formula:

                               P(1+T) /n /= ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.

        ERV = Ending Redeemable Value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.



   Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.



   Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2001.




                                                             Since   Inception
With waiver and/or expense subsidy 1 Year 5 Years 10 Years Inception   Date
---------------------------------- ------ ------- -------- --------- ---------
             Class A..............  3.91%  5.36%    5.64%    6.67%     9-1-89
             Class B*.............  3.86%  5.47%     N/A     5.27%    12-9-92
             Class C..............  4.81%  5.26%     N/A     5.57%     8-1-94
             Class Z..............  7.66%  6.31%     N/A     6.38%   12-16-96


                                                                Since   Inception
Without waiver and/or expense subsidy 1 Year 5 Years 10 Years Inception   Date
------------------------------------- ------ ------- -------- --------- ---------
              Class A................  7.40%  6.06%    5.97%    6.76%     9-1-89
              Class B*...............  6.86%  5.47%     N/A     5.27%    12-9-92
              Class C................  6.87%  5.47%     N/A     5.71%     8-1-94
              Class Z................  7.66%  6.31%     N/A     6.38%   12-16-96

----------

* Effective January 1, 2002 PIMS discontinued its waiver of its distributor and service (12b-1) fee of .25 of 1% of the Fund's daily net assets.



Average Annual Total Return (After Taxes on Distributions; After Taxes on Distributions and Redemption).



   Average annual total return (after taxes on distribution and after taxes on distributions and redemption, respectively) is computed according to the following formula:



                         P(1 + T)/n /= ATV\\D or DR\\



Where:  P = a hypothetical initial payment of $1,000.


        T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).


        n = number of years.


        ATV\\D or DR\\


          ATV\\D \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.




          ATV\\DR\\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

   Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.



   Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2001.



                                                              Since   Inception
 With waiver and/or expense subsidy 1 year 5 Years 10 Years Inception   Date
 ---------------------------------- ------ ------- -------- --------- ---------
              Class A..............  1.68%  2.93%    3.06%    4.05%     9-1-89
              Class B*.............  1.78%  3.27%    N/A      3.00%    12-9-92
              Class C..............  2.75%  3.06%    N/A      3.30%     8-1-94
              Class Z..............  5.26%  3.76%    N/A      3.79%   12-16-96





                                                                Since   Inception
Without waiver and/or expense subsidy 1 year 5 years 10 Years Inception   Date
------------------------------------- ------ ------- -------- --------- ---------
              Class A................  1.68%  2.93%    3.04%    3.86%    9-1-89
              Class B*...............  1.78%  3.27%     N/A     3.00%    12-9-92
              Class C................  2.75%  3.06%     N/A     3.30%     8-1-94
              Class Z................  5.26%  3.76%     N/A     3.79%   12-16-96

----------

* Effective January 1, 2002 PIMS discontinued its waiver of its distribution and service (12b-1) fee of .25 of 1% of the Fund's daily net assets.



   Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.



   Below are the average annual total returns (after taxes on distributions and service (12b-1) and redemption) for the Fund's share classes for the periods ended December 31, 2001:



                                                                Since   Inception
With waiver and/or expense subsidy    1 Year 5 Years 10 Years Inception   Date
----------------------------------    ------ ------- -------- --------- ---------
              Class A................  2.35%  3.05%    3.21%    4.12%     9-1-89
              Class B*...............  2.33%  3.27%     N/A     3.06%    12-9-92
              Class C................  2.91%  3.10%     N/A     3.31%     8-1-94
              Class Z................  4.64%  3.76%     N/A     3.79%   12-16-96

                                                                Since   Inception
Without waiver and/or expense subsidy 1 Year 5 Years 10 Years Inception   Date
------------------------------------- ------ ------- -------- --------- ---------
              Class A................  2.35%  3.05%    3.19%    3.92%     9-1-89
              Class B*...............  2.33%  3.27%     N/A     3.06%    12-9-92
              Class C................  2.91%  3.10%     N/A     3.31%     8-1-94
              Class Z................  4.64%  3.76%     N/A     3.79%   12-16-96

----------

* Effective January 1, 2002 PIMS discontinued its waiver of its distribution and service (12b-1) fee of .25 of 1% of the Fund's daily net assets.


   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV_-_P
                                    ------
                                       P

Where:
     P = a hypothetical initial payment of $1,000.

     ERV = Ending Redeemable Value at the end of the 1-, 5-, or 10-year periods
          (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.


   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


   Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2001.




                                                                Since   Inception
With waiver and/or expense subsidy    1 Year 5 Years 10 Years Inception   Date
----------------------------------    ------ ------- -------- --------- ---------
              Class A................  7.40%  34.17%  78.92%   129.20%    9-1-89
              Class B*...............  6.86%  30.48%    N/A     59.30%   12-9-92
              Class C................  6.87%  30.50%    N/A     50.98%    8-1-94
              Class Z................  7.66%  35.79%    N/A     36.60%  12-16-96

                                                                Since   Inception
Without waiver and/or expense subsidy 1 Year 5 Years 10 Years Inception   Date
------------------------------------- ------ ------- -------- --------- ---------
              Class A................  7.40%  34.17%  78.61%   123.95%    9-1-89
              Class B*...............  6.86%  30.48%    N/A     59.30%   12-9-92
              Class C................  6.87%  30.50%    N/A     50.98%    8-1-94
              Class Z................  7.66%  35.79%    N/A     36.60%  12-16-96

----------

* Effective January 1, 2002 PIMS discontinued its waiver of its distribution and service (12b-1) fee of .25 of 1% of the Fund's daily net assets.


                                               +1) 6-1 ]
   Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:
                                     a-b
                       YIELD = 2[(-------- + 1)/6/ - 1]
                                     cd

Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

   Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


   The yields for the 30-day period ended December 31, 2001 for the Portfolio's Class A, Class B, Class C and Class Z shares were 3.84%, 3.47%, 3.47% and 4.22%, respectively.


   Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

   From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and markets indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.




   The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.



   Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/


                                    [CHART]

                        ----------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1926-12/31/2001)
                        ----------------------------
                        Common Stocks          10.7%
                        Long-Term Gov't. Bonds  5.3%
                        Inflation               3.1%












/1/ Source: Ibbotson Associates. Used with permission. All rights reserved.
    Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS


   The Fund's financial statements for the fiscal year ended December 31, 2001, incorporated into this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-5594), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


   The following chart shows the long term performance of various asset classes and the rate of inflation.


               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                                    [CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2001


2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

   Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

   Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                  [FLOW CHART]

Historical Total Returns of Different Bond Market Sectors

YEAR                      1990    1991    1992    1993     1994    1995    1996    1997    1998      1999     2000      2001
_____________________________________________________________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                  8.5%   15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%   10.0%   (2.56)%   13.52%     7.23%
_____________________________________________________________________________________________________________________________
U.S. Government
Mortgage
Securities/2/            10.7%   15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%    7.0%    1.86%    11.16%     8.22%
_____________________________________________________________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        7.1%   18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%    8.6%   (1.96)%    9.39%    10.40%
_____________________________________________________________________________________________________________________________
U.S. High Yield
Bonds/4/                 (9.6)%  46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%    1.6%    2.39%    (5.86)%    5.28%
_____________________________________________________________________________________________________________________________
World Government
Bonds/5/                 15.3%   16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3)%   5.3%   (5.07)%   (2.63)%   (3.54)%
=============================================================================================================================
Difference between
highest and lowest
returns percent          24.9%   30.9%   11.0%   10.3%    9.9%     5.5%    8.7%   17.1%    8.4%    7.46%    19.10%    13.94%

----------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year.
/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

   The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           Long Term U.S. Treasury Bond Yield in Percent (1926-2001)

                                    [CHART]

                            No Plot Points provided.
                                   Year-End
----------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



   This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.


                          Average Annual Total Returns of Major World Stock Markets

                          (12/31/1985 - 12/31/2001) (in U.S. dollars)


                                    [CHART]

                               Sweden        15.51%
                               Spain         15.26%
                               Hong Kong     14.96%
                               Netherland    14.03%
                               Belgium       13.78%
                               France        13.20%
                               USA           13.14%
                               U.K.          12.28%
                               Switzerland   12.21%
                               Europe        11.92%
                               Denmark       11.88%
                               Australia      9.54%
                               Germany        8.63%
                               Canada         8.45%
                               Italy          7.70%
                               Norway         6.82%
                               Austria        4.95%
                               Japan          3.84%
----------

Source: Morgan Stanley Capital International (MSCI), and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

   This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                                    [CHART]

                            No Plot Points provided.
----------
Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  World Stock Market Capitalization by Region

                          World Total: $15.9 Trillion


                                    [CHART]

Canada          3.0%
U.S.           45.4%
Europe         33.2%
Pacific Basin  18.4%
----------

Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                                 APPENDIX III

                 INFORMATION RELATING TO PORTFOLIO SECURITIES

   The following chart shows where the Fund fits in the Prudential Fund Family in terms of the duration of its portfolio securities.

                                    [GRAPHIC]




   The Fund may provide a higher yield and total return than Prudential's money market funds, but with lower overall quality.



   Currently, the Fund is maintaining short-term duration. This is subject to change.


                                     III-1

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

   (a) (1) Articles of Restatement of the Registrant. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

       (2) Articles Supplementary of Registrant. Incorporated by reference to
       Exhibit 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

       (3) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (4) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-22363).


   (b) Amended and Restated By-Laws of the Registrant. Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on March 20, 2001. (File No. 33-22363).


   (c) (1) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 1997 (File No. 33-22363).

       (2) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1994 (File No. 33-22363).

   (d) (1) Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

       (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 1997 (File No. 33-22363).

       (3) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-22363).

   (e) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

   (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

       (2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-22363).


       (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company.*



       (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company.*

   (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

       (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) . Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on
       May 1, 2000 (File No. 33-22363).


   (i) Opinion and Consent of Shearman & Sterling.*




   (j) Consent of Independent Accountants.*

   (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

   (n) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

   (p) (1) Code of Ethics of Registrant.*


       (2) Code of Ethics of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services, LLC.*



   (q) Power of Attorney.*

----------
* Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant.

   None.

Item 25. Indemnification.

   Article VI of the Registrant's Articles of Restatement provides that the Registrant shall indemnify to the fullest extent permitted by law (including the Investment Company Act, as currently in effect or as the same may hereafter be amended, (the 1940 Act) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer. To the fullest extent permitted by law (including the 1940 Act, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Registrant promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant. The rights provided to any person by this Article VI shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article VI shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), present and former officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

   Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.


   Section 10 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) (formerly known as Prudential Investments Fund Management LLC) and Prudential Investment Management, Inc. (PIM) (as successor to The Prudential Investment Corporation), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 10 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

   Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Under its Articles of Restatement and By-Laws, the Registrant may advance funds to provide for Indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

   (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

   (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

   (3) Such promise must be secured by a surety bond or other suitable insurance; and

   (4) Such surety bond or other insurance must be paid for by the recipient of such advance.


Item 26. Business and Other Connections of the Investment Adviser



   (a) Prudential Investments LLC (PI).


   See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.



Name and Address      Position with PI                    Principal Occupations
----------------      ----------------                    ---------------------
David R. Odenath, Jr. Officer in Charge,       Officer in Charge, President, Chief
                      President, Chief           Executive Officer and Chief Operating
                      Executive Officer and      Officer, PI; Senior Vice President, The
                      Chief Operating Officer    Prudential Insurance Company of
                                                 America (Prudential)
Catherine A. Brauer   Executive Vice President Executive Vice President, PI
John L. Carter        Executive Vice President Executive Vice President, PI
Robert F. Gunia       Executive Vice President Executive Vice President and Chief
                      and Chief Administrative   Administrative Officer, PI; Corporate
                      Officer                    Vice President, Prudential; President,
                                                 Prudential Investment Management
                                                 Services LLC (PIMS)
William V. Healey     Executive Vice           Executive Vice President, Chief Legal
                      President, Chief Legal     Officer and Secretary, PI; Vice President
                      Officer and Secretary      and Associate General Counsel,
                                                 Prudential; Senior Vice President, Chief
                                                 Legal Officer and Secretary, PIMS
Marc S. Levine        Executive Vice President Executive Vice President, PI
Stephen Pelletier     Executive Vice President Executive Vice President, PI
Judy A. Rice          Executive Vice President Executive Vice President, PI
Ajay Sawhney          Executive Vice President Executive Vice President, PI
Lynn M. Waldvogel     Executive Vice President Executive Vice President, PI

   (b) Prudential Investment Management, Inc. (PIM)


   See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.


   The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.



Name and Address        Position with PI                  Principal Occupations
----------------        ----------------                  ---------------------
John R. Strangfeld, Jr. Chairman of the Board, Chief Executive Officer, Prudential
                        President, Chief         Securities Incorporated; Executive Vice
                        Executive Officer and    President, Prudential; President,
                        Director                 Prudential Global Asset Management
                                                 Group of Prudential; Chairman of the
                                                 Board, President, Chief Executive Officer
                                                 and Director, PIM

Bernard Winograd        Senior Vice President  Chief Executive Officer, Prudential Real
                        and Director             Estate Investors (PREI); Senior Vice
                                                 President and Director, PIM


Item 27. Principal Underwriters

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for the Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.



   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the officers and directors of PIMS is set forth below:


                          Positions and                                                   Positions and
                          Offices with                                                    Offices with
Name(1)                   Underwriter                                                      Registrant
-------                   -------------                                                    ----------
Stuart A. Abrams......... Senior Vice President and Chief Compliance Officer       None
  213 Washington Street
  Newark, NJ 07102
Margaret Deverell........ Vice President and Chief Financial Officer               None
  213 Washington Street
  Newark, NJ 07102
Robert F. Guina.......... President                                                Vice President and Director
William V. Healey........ Senior Vice President, Secretary and Chief Legal Officer Assistant Secretary
Bernard B. Winograd...... Executive Vice President                                 None

----------
(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of
Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Service LLC.

Item 29. Management Services


   Other than as set forth under the captions "How the Fund is Managed--Manager," "--Investment Adviser" and "--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30. Undertakings

   Not applicable.

                                  SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of March, 2002.



                          PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.



                             By:______________*______________


                                   David R. Odenath, Jr., President



   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                   Signature       Title                       Date
                   ---------       -----                       ----

                     *             Director
             ---------------------
             Eugene C. Dorsey

                     *             Director
             ---------------------
             Delayne D. Gold

                     *             Vice President and Director
             ---------------------
             Robert F. Gunia

                     *             Director
             ---------------------
             Thomas T. Mooney

                     *             Director
             ---------------------
             Stephen P. Munn

                     *             President and Director
             ---------------------
             David R. Odenath, Jr.

                     *             Director
             ---------------------
             Richard A. Redeker

                     *             Vice President and Director
             ---------------------
             Judy A. Rice

                     *             Director
             ---------------------
             Nancy Hays Teeters

        Signature                 Title                                      Date
        ---------                 -----                                      ----

        *                         Director
-------------------------
  Louis A. Weil, III

        *                         Treasurer and Principal Financial and
-------------------------           Accounting Officer
  Grace C. Torres

     /s/  DEBORAH A. DOCS                                               March 25, 2002
By: _____________________
        (Deborah A. Docs
        Attorney-in-fact)

                                 EXHIBIT INDEX

Exhibit No.




   (g) (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company.



       (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company.



   (i) Opinion and Consent of Shearman & Sterling.


   (j) Consent of Independent Accountants.

   (p) (1) Code of Ethics of Registrant.


       (2) Code of Ethics of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services, LLC.



   (q) Power of Attorney.